UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

First Amendment to
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2010

CONFEDERATE MOTORS, INC.
(Exact name of Registrant as specified in charter)

Delaware	333-130858	26-4182621
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2222 5th Avenue South
Birmingham, AL 35233
(Address of principal executive offices)

Registrant’s telephone number, including area code: (205) 324-9888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant

(a) Resignation of Previous Independent Registered Public Accounting Firm.

i
On June 4, 2010, Bartolomei Pucciarelli CPAs & Advisors (“BP”) notified the Company that they do not intend to stand for re-election and they will cease services as the Company’s independent registered public accounting firm on July 6, 2010 upon the Company’s appointment of a new independent registered public accounting firm.

ii
Effective July 6, 2010. the Company’s Board of Directors appointed Child, Van Wagoner & Bradshaw, PLLC as the new independent registered public accounting firm. See the engagement letter attached hereto as Exhibit 16.2

iii
BP’s reports on the financial statements of the Company for the year ended December 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except for a going concern disclosure that raised substantial doubt about the Company’s ability to continue as a going concern.

iv
In connection with the audit and review of the financial statements of the Company through March 31, 2010 and through July 6, 2010, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with BP’s opinion to the subject matter of the disagreement.

v
During the fiscal years ended December 31, 2009 and 2008, and subsequent interim period ended March 31, 2010 and through July 6, 2010, the Company did not experience any reportable events, except BP identified the following material weakness of the Company’s internal controls, which constitute a reportable event under Item 304(a)(1)(v) of Regulation S-K:

● Inadequate design of monitoring controls used to assess the design and operating effectiveness of internal control over time;
● Inadequate design of controls over recording accruals, timely identification and disclosure of contingencies and contingent liabilities, timely identification and disclosure of related parties, proper recording and identification of compensation items and the resultant payroll tax liabilities, timely recording of merchant account activity and proper identification of financial statement disclosures ;
● Inadequate design of controls over non-routine or complex accounting transactions ;
● Inadequate design of controls over inventory costing ;
● Inadequate corporate governance policies ;
● Inadequate segregation of duties

The material internal control weaknesses identified in paragraph (a)(v) resulted in significant restatements of our financials for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009.  On May 21, 2010, the Company filed a Current Report on Form 8 -K for the non-reliance on the Company’s previously filed financial statements.

The Company’s board of directors discussed the reportable events with BP and authorized BP to report fully to inquires of its successor accountant concerning the reportable event pursuant to Item 304(a)(1)(v) of Regulation S-K.

vi
The Company provided BP with a copy of this Current Report on Form 8-K and requested that BP furnished it with a letter addressed to the SEC stating whether or not they agree with the above statements. The Company has received the requested letter from BP, and a copy of such letter is filed as Exhibit 16.1 to this Current Report Form 8-K.

(b)
We did not consult the new auditors regarding the application of accounting principles, the type of audit opinion that might be rendered or any matter that was the subject of disagreement with the prior auditors.

Item 9.01	Financial Statements and Exhibits

(a)	Exhibits

Exhibit Number	Description
16.1	Letter from Bartolomei Pucciarelli, CPAs & Advisors dated July 13 , 2010.
16.2	Engagement Letter from Child, Van Wagoner & Bradshaw PLLC dated July 6, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

CONFEDERATE MOTORS, INC.

Date: July 13 , 2010	By:	/s/ H. Matthew Chambers
H. Matthew Chambers
Chairman of the Board & Chief Executive Officer